EXHIBIT 99.1

Anavex Life Sciences Highlights Highly Qualified Board and Decisive Actions

to Create Long-Term Value for Stockholders

Files Definitive Proxy Statement and Mails Letter to Stockholders

Urges Stockholders to Vote “FOR” All Six Anavex Director Nominees on the WHITE Proxy Card

Underscores PVG’s Lack of Clear Plan and Inexperienced Slate of Director Nominees

NEW YORK, NY, August 11, 2026 – Anavex Life Sciences Corp. (“Anavex” or the “Company”) (Nasdaq: AVXL), a clinical-stage biopharmaceutical company focused on developing innovative treatments for central nervous system (“CNS”) diseases with high unmet medical needs, today announced that it has filed definitive proxy materials with the Securities and Exchange Commission (“SEC”) in connection with its upcoming 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) scheduled to be held on September 24, 2026. Stockholders of record as of July 31, 2026 will be entitled to vote at the meeting. Anavex’s definitive proxy materials can be accessed for free by visiting EDGAR on the SEC website at www.SEC.gov.

In conjunction with the definitive proxy statement filing, the current Anavex Board members standing for reelection at the 2026 Annual Meeting are mailing a letter to the Company’s stockholders. Key takeaways from the letter include:

●	Executing a Clear Strategy to Enhance Long-Term Stockholder Value: Following a significant leadership transition, the Board has taken decisive action to stabilize the company and create value for stockholders. The Special Committee of the Board moved quickly to appoint Dr. Terrie Kellmeyer as interim CEO to help support the Company’s next phase of execution. Anavex is moving ahead with oral blarcamesine (ANAVEX®2-73) across three CNS indications while prioritizing FDA engagement to establish a clear, data-driven regulatory path forward.

●	Advancing Board Refreshment with Two Highly Qualified, Independent Director Candidates: Following a thorough search process, the Executive Committee of the Board nominated Mr. Gautam Patel and Dr. Adrian Senderowicz, two highly qualified, independent candidates who will bring directly relevant life sciences, capital markets and drug development expertise to the Board and are expected to immediately contribute to the Company’s strategy and help create value across the business. If Anavex’s recommended nominees are elected at the 2026 Annual Meeting, half of the Board will have been refreshed since the beginning of 2026, and all Board members will be independent.

●	PVG is Attempting to Take Control with No Clear Plan: PVG’s own proxy statement offers no discussion of any plan or strategy for the Company. Stockholders should carefully consider whether PVG has made the case that its nominees can effectively guide Anavex through a critical regulatory and development period.

●	PVG’s Nominees Lack Critical Drug Development and Regulatory Expertise: Based on the Company’s review, PVG’s slate is concentrated almost entirely in investment management and equity research, with limited demonstrated experience actually governing or operating a public company. Only one of six nominees has a clinical medical background, and none have direct experience in FDA regulatory affairs or pharmaceutical drug development, presenting a meaningful gap for a board overseeing a clinical-stage biopharmaceutical company.

The full text of the letter being mailed to stockholders follows:

Dear Anavex Stockholder,

The future direction of the Company is in your hands. Patrick Adams, through his fund PVG Asset Management Corporation (“PVG”), is attempting to take control of the Anavex Board of Directors at the Company’s Annual Meeting of Stockholders on September 24, 2026. If successful, Mr. Adams will gain effective control of the Company without paying you a premium for your investment and despite only owning 0.35% of the Company’s outstanding shares of common stock.[1]

We urge you to vote “FOR” Anavex’s six highly qualified, independent director nominees on the WHITE universal proxy card today for the following three reasons:

Reason #1: Anavex’s current Board members standing for election have taken decisive action to position the Company for long-term value creation

Your current Board members standing for election at the 2026 Annual Meeting have taken decisive action to stabilize the Company and create long-term value for stockholders.

Soon after the termination of our former CEO in April 2026, we appointed Dr. Terrie Kellmeyer, the Company’s former Senior Vice President of Clinical Development and a Senior Advisor to Anavex, as interim CEO. Dr. Kellmeyer has spent her entire career in drug development, building and leading clinical and regulatory functions across the full lifecycle of drug development, and we are confident she is the right person to lead the Company during this period of transition. We also conducted a thorough search supported by an independent search firm and identified Mr. Gautam Patel and Dr. Adrian Senderowicz – two highly qualified, independent director candidates who bring life sciences, capital markets, and drug development expertise to the Board.

We are urgently moving ahead with our lead candidate, oral blarcamesine (ANAVEX®2-73), across three CNS indications – early Alzheimer’s disease, Rett syndrome, and Fragile X syndrome – and are prioritizing FDA engagement to establish a clear, data-driven regulatory path forward.

The Board, alongside Dr. Kellmeyer and the rest of the management team, has laid out a plan to advance its programs that have the greatest potential for success:

[1] Ownership data as of July 31, 2026

●	Alzheimer’s Disease Program: In March 2026, the Company opened an investigational new drug application (IND) for early Alzheimer’s disease with the FDA, a key step enabling U.S. clinical studies and substantive FDA discussions on the path forward. Two foundational clinical pharmacology studies are now underway under this IND: an absorption, distribution, metabolism and excretion (ADME) study expected to begin in the third calendar quarter of 2026, and a drug-drug interaction (DDI) study where dosing has already started. Both studies are designed to strengthen the regulatory pathway across all blarcamesine indications in parallel with our ongoing early Alzheimer’s disease program. We intend to engage with the FDA on a U.S. clinical development strategy, informed in part by our review of the EMA’s CHMP assessment report. Additionally, we reinforced our commitment to the Alzheimer’s community through our participation in the AAIC conference in London this July.

●	Rett Syndrome Program: Blarcamesine already holds Orphan Drug, Rare Pediatric Disease, and Fast Track designations from the FDA for Rett syndrome, and we have aligned with the FDA on a Phase 3 trial protocol for adult patients, a critical step toward a registrational path. We intend to discuss expanding the protocol to include pediatric patients, with more details to come as that conversation progresses.

●	Fragile X Syndrome Program: Blarcamesine has received Orphan Drug Designation from the FDA for Fragile X syndrome, and building on that designation, we plan to open discussions with the FDA on a clinical development strategy for the program, with further details to follow as it advances.

As it relates to our Nasdaq listing, on May 20, 2026, Anavex received a delinquency notification from Nasdaq for failing to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. The notice did not affect the Company’s listing, and we are in compliance with all other requirements for the continued listing of our common stock on The Nasdaq Global Select Market. We have submitted a compliance plan to Nasdaq and released preliminary second fiscal quarter financial results and a business update to keep stockholders informed. We are working diligently to complete our outstanding periodic filings and fully regain compliance as quickly as possible.

Reason #2: Anavex’s recommended nominees have the right skills, qualifications, and expertise and, if elected, half of the Board will have been refreshed in just seven months

Your current Board members standing for election are entirely independent and will continue to bring critical institutional knowledge that we believe will advance the right path forward. Following a thorough search process, we are also nominating two new, independent candidates, Mr. Gautam Patel and Dr. Adrian Senderowicz, who will bring significant, relevant life sciences experience and complementary skills to the Board that are expected to immediately contribute to the Company’s strategy and help create value across the business. Upon election, half of the Anavex Board will have been refreshed since the beginning of 2026, and all of the Board members will be independent.

To ensure our continued progress without disruption, Anavex is seeking your vote on the WHITE proxy card “FOR” the Company’s six director nominees, comprising four current independent directors and two newly nominated independent candidates:

√	Dr. Jiong Ma (Independent Chair): Partner at Phoenix Venture Partners and experienced operator with 30+ years of experience investing in, building and scaling technology and life sciences companies globally.

√	Dr. Peter Donhauser: Physician and clinical research leader with 20+ years of experience in integrated medical care, clinical trial oversight and private practice leadership.

√	Dr. Axel Paeger: CEO of AMEOS Group, a leading European healthcare provider, with 30+ years of clinical, operational and executive leadership experience.

√	Mr. Gautam Patel (new independent nominee): Managing Director at Tarsadia Investments with 30+ years of corporate finance, investment management and board leadership experience across life sciences, financial services and technology.

√	Dr. Adrian Senderowicz (new independent nominee): Former Chief Medical Officer at public and private clinical-stage companies with 30+ years of clinical and regulatory leadership experience across the life sciences industry.

√	Dr. Claus van der Velden: CFO and Managing Director of NetCologne GmbH, a regional telecommunications provider in Germany, bringing 20+ years of experience leading public company finance, governance and enterprise oversight functions.

Reason #3: Patrick Adams is seeking effective control of Anavex without disclosing any strategy to create value and without paying you a premium for that control

We believe electing any of the PVG nominees would introduce unnecessary risk and disruption at a critical moment for the Company, its pipeline and its stockholders. PVG’s own proxy statement offers no discussion of any plan or strategy for the Company, and it discloses only very limited information about PVG, Mr. Adams, and their nominees – including their backgrounds, ownership, and any arrangements tied to the solicitation. PVG and Mr. Adams together own just 0.35% of Anavex’s outstanding shares yet are seeking effective control of your Board without paying stockholders any premium, asking you to trust an unproven slate with no stated direction for the Company.

Beyond the absence of any stated strategy, PVG’s own nominee disclosures raise serious questions about whether any of their nominees would provide the right skills, qualifications, or expertise necessary to contribute to your Board. PVG’s slate is concentrated almost entirely in investment management and equity research, with limited demonstrated experience actually governing or operating a public company. Only one of the six nominees has a clinical medical background, and none have direct experience in FDA regulatory affairs or pharmaceutical drug development, presenting a meaningful and concerning gap for a board tasked with overseeing a clinical-stage biopharmaceutical company through FDA engagement and a critical regulatory period.

Reject PVG’s Brazen Attempt to Acquire Control of the Company Without Paying You a Premium; Vote “FOR” Anavex’s Six Highly Qualified Director Nominees on the WHITE Proxy Card Today

Your Board nominees have spent the past several months overseeing a disciplined, data-driven clinical strategy while taking decisive action to refresh its membership and leadership, bringing in highly qualified new independent directors and installing experienced interim leadership through a critical transition. PVG, by contrast, has not offered stockholders any strategy of its own, and its nominees have limited public company governance experience and no meaningful FDA regulatory or drug development background. At a moment when this Company needs steady, qualified oversight to advance its CNS pipeline, your current Board has demonstrated exactly that, while PVG has not made the case that its nominees can do the same. We urge you to vote FOR all six of Anavex’s nominees on the enclosed WHITE proxy card.

If you have any questions or require any assistance with voting your shares, please call:

Innisfree M&A Incorporated

500 Fifth Avenue, 21st Floor

New York, NY 10110

Stockholders may call toll-free at (877) 750-0831

Brokers, banks and other nominees may call collect at (212) 750-5833

We look forward to engaging with investors as we move toward the Annual Meeting and are unwavering in our commitment to act in the best interests of the Company and all stockholders.

Sincerely,

Dr. Jiong Ma Independent Chair	Dr. Peter Donhauser Independent Director	Dr. Axel Paeger Independent Director	Dr. Claus van der Velden Independent Director

About Anavex Life Sciences Corp.

Anavex Life Sciences Corp. (Nasdaq: AVXL) is a publicly traded biopharmaceutical company dedicated to the development of novel therapeutics for the treatment of neurodegenerative, neurodevelopmental, and neuropsychiatric disorders. Further information is available at www.anavex.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements regarding the Company’s plans, strategies and expectations regarding the 2026 Annual Meeting, director nominations, the proxy solicitation, the Company’s go-forward strategy, clinical development programs, business prospects, and potential actions of the Board and the Executive Committee, are forward-looking statements. These statements can be identified by the use of forward-looking terminology, including the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could” and similar expressions, or the negative thereof. Many factors may cause actual results to differ materially from those projected in any of such forward-looking statements, including the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and subsequent filings and furnishings with the SEC, which should be considered together with any forward-looking statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Anavex Life Sciences Corp. undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof except as required by law.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2026 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.anavex.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their direct or indirect interests in the Company, by security holdings or otherwise, is set forth in the sections entitled “Compensation of Directors,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (available here), and any subsequent filings on Forms 3, 4 and 5 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting which has been filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Investor Relations:
SCR Partners, LLC
Alex Arzeno
Tel: 203-550-3972
Email: alex@scr-ir.com

Tripp Sullivan
Tel: 615-942-7077
Email: tsullivan@scr-ir.com

For Media:
Collected Strategies
Nick Lamplough / Dylan O’Keefe
AVXL-CS@collectedstrategies.com